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                                                                   Exhibit 10.10
                                                                   -------------

    FOURTH AMENDMENT TO CREDIT AGREEMENT, LIMITED CONSENT AND LIMITED WAIVER

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, LIMITED CONSENT AND LIMITED WAIVER (this "Amendment"), dated as of June 5, 2002, is among BASTET BROADCASTING, INC., a Delaware corporation ("Bastet"), MISSION BROADCASTING OF WICHITA FALLS, INC., a Delaware corporation ("Mission Wichita Falls"), MISSION BROADCASTING OF JOPLIN, INC., a Delaware corporation (together with Bastet and Mission Wichita Falls, collectively, the "Borrowers"), the several Banks (as such term is defined in the hereinafter described Credit Agreement) parties to this Amendment, and BANK OF AMERICA, N.A., as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

                                R E C I T A L S:

         A. The Borrowers, the Administrative Agent, Barclays Bank PLC, as Syndication Agent, First Union National Bank, as Documentation Agent, and the several Banks parties thereto entered into that certain Credit Agreement dated as of January 12, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of May 17, 2001, that certain Second Amendment to Credit Agreement dated as of June 14, 2001, and that certain Third Amendment to Credit Agreement, Limited Consent and Assumption Agreement dated as of November 14, 2001, the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         B. The Borrowers have advised the Administrative Agent that one or more of them wish (i) to borrow up to $20,000,000 in aggregate principal amount (the "Initial Nexstar-Bastet/Mission Loan") from Nexstar Finance, Inc., a Delaware corporation ("Nexstar Finance"), 100% of the proceeds of which Initial Nexstar-Bastet/Mission Loan will be used, immediately upon the receipt thereof by such Borrower(s), to repay outstanding Loans, and, (ii) from time to time after the Initial Nexstar-Bastet/Mission Loan, to borrow additional amounts from Nexstar Finance or other Nexstar Entities (together with the Initial Nexstar-Bastet/Mission Loans, collectively, the "Nexstar-Bastet/Mission Loans"), the aggregate outstanding principal amount of which Nexstar-Bastet/Mission Loans (inclusive of the outstanding principal amount of the Initial Nexstar-Bastet/Mission Loan) shall not exceed $30,000,000 at any time.

         C. The incurrence and repayment of the Nexstar-Bastet/Mission Loans are currently prohibited by Sections 8.05 and 8.10 of the Credit Agreement and require certain amendments and consents under the Nexstar Credit Agreement to be made and granted as contemplated by that certain Second Amendment to Amended and Restated Credit Agreement, Limited Consent and Limited Waiver to be dated as of even date herewith (the "Nexstar Amendment") among the Ultimate Nexstar Parent, certain of its Subsidiaries, Nexstar Finance, certain of the Nexstar Banks and the Administrative Agent for the Nexstar Banks.

         D. As a result of certain events of default under the Nexstar Credit Agreement more particularly described in the Nexstar Amendment, Events of Default exist under Section 9.01(e) of the Credit Agreement (collectively, the "Cross-Defaults").

         E. The Borrowers have requested that the Banks (i) amend the Credit Agreement to permit the incurrence and repayment of the Nexstar-Bastet/Mission Loans, (ii) consent to the execution and delivery of the Nexstar Amendment, and
(iii) waive the Cross-Defaults.

         F. The several Banks parties to this Amendment (which Banks constitute the Majority Banks required under the Credit Agreement to grant the consents and waivers and effect the amendments intended hereby) are willing to grant the above-described consents and waivers and to agree to the above-described amendments, subject in each case to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrowers, set forth herein.

         NOW, THEREFORE, in consideration of the premises and the covenants, terms and conditions, and in reliance upon the representations and warranties, in each case contained herein, the parties hereto agree hereby as follows:

         Section 1. AMENDMENTS. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrowers herein contained, the parties to this Amendment hereby agree to amend the Credit Agreement as of the Amendment Effective Date (as hereinafter defined) as follows:

         (a) Section 1.01 of the Credit Agreement is amended to add the following definitions of "Initial Nexstar-Bastet/Mission Loan", "Nexstar-Bastet/Mission Loan" and "Nexstar Group" in the appropriate alphabetical positions therein:

                  "Initial Nexstar-Bastet/Mission Loan" means a loan up to $20,000,000 in aggregate principal amount from Nexstar Finance to one or more of the Borrowers, 100% of the proceeds of which will be used, immediately upon the receipt thereof by such Borrower(s), to repay outstanding Loans.

                  "Nexstar-Bastet/Mission Loan" means a loan made by a Nexstar Entity to one or more of the Borrowers in compliance with Section 8.05(i) (including the Initial Nexstar-Bastet/Mission Loan).

                  "Nexstar Group" means Nexstar Broadcasting Group, Inc., a Delaware corporation formerly known as Nexstar Equity Corp.

         (b) Section 8.05 of the Credit Agreement is amended to (i) delete the word "and" from the end of clause (g), (ii) delete the period at the end of clause (h) and insert a semicolon and the word "and" in lieu thereof, and (iii) to add a new clause (i) that reads as follows:

                  "(i) after such time as the Ultimate Nexstar Parent has merged with and into Nexstar Group and Nexstar Group has assumed all of the obligations of the Ultimate Nexstar Parent under the Nexstar Loan Documents and the Nexstar Guaranty Agreement,

         (i) Indebtedness with respect to the Initial Nexstar Bastet/Mission Loan, and (ii) from time to time after the borrowing of the Initial Nexstar-Bastet/Mission Loan, Indebtedness with respect to additional loans from Nexstar Finance or other Nexstar Entities; provided in each case that (A) the aggregate outstanding principal amount of Nexstar-Bastet/Mission Loans (inclusive of the outstanding principal amount of the Initial Nexstar-Bastet/Mission Loan) may not exceed $30,000,000 at any time, (B) each such loan is evidenced by a demand promissory note in form and substance reasonably satisfactory to the Administrative Agent and which promissory note is delivered to the Collateral Agent (as that term is defined in the Nexstar Credit Agreement) by the Nexstar Entity making such loan, together with any necessary endorsements, to be held as Pledged Collateral (as that term is defined in the Nexstar Credit Agreement); (C) no such loan will, alone or in the aggregate with any other such loans, violate any Requirement of Law applicable to the Nexstar Entities or the Bastet/Mission Entities (including, without limitation, all terms and conditions of all FCC Licenses covering the Stations and all rules, regulations and administrative orders of the FCC) and, prior to the making of each such loan, Nexstar Finance shall have delivered to the Administrative Agent a certificate to such effect executed on Nexstar Finance's behalf by a Responsible Officer of Nexstar Finance, and (D) no Default or Event of Default exists both before and after the making of such loan."

         (c) Section 8.10 of the Credit Agreement is amended to delete the word "and" from the end of clause (a), to delete the period (".") at the end of clause (b) and insert a semicolon (";") and the word "and" in lieu thereof, and to add a new clause (c) immediately after clause (b) that reads as follows:

                  "(c) the Borrowers may repay the Nexstar-Bastet/Mission Loans from time to time in whole or in part provided no Default or Event of Default exists before, or will exist immediately after, any such repayment."

The amendments set forth in this Section 1 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be effected hereby.

         Section 2. LIMITED CONSENTS. Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrowers herein contained, the several Banks parties to this Amendment consent to the execution, delivery and performance by the parties thereto of the Nexstar Amendment and all transactions described therein.

The consents set forth in this Section 2 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby.

         Section 3. LIMITED WAIVERS. Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrowers made herein, the several Banks parties to this Amendment waive the Events of

Default under Section 9.01(e) of the Credit Agreement caused by the Existing Defaults (as defined in the Nexstar Amendment).

The waivers set forth in this Section 3 are limited to the extent specifically set forth above and no terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby except to the extent specifically waived above.

         Section 4. CONDITIONS PRECEDENT. The parties hereto agree that this Amendment and the consents, waivers and amendments to the Credit Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

         (a) Execution and Delivery of this Amendment. The Administrative Agent shall have received a copy of this Amendment executed and delivered by each of the applicable Credit Parties and by Banks constituting Majority Banks.

         (b) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

         (c) Fees and Expenses. The Administrative Agent shall have received for its own account and for the account of each Bank party to this Amendment, an amendment fee for each Bank party to this Amendment (collectively, the "Amendment Fees") in an amount equal to the product of (i) 0.050%, multiplied by, (ii) such Bank's Commitment as computed on the Amendment Effective Date. The Amendment Fees shall be nonrefundable and shall be deemed to have been earned in full when this Amendment has been executed and delivered to the Administrative Agent by the Borrowers and Banks constituting the Majority Banks, whether or not the Amendment Effective Date occurs. In addition, the Borrowers shall pay the estimated fees, costs and out-of-pocket expenses incurred by counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, the Nexstar Amendment, and all transaction contemplated hereby and thereby.

         (d) Effectiveness of the Nexstar Amendment. All conditions precedent to the effectiveness of the Nexstar Amendment (other than the conditions set forth in the proviso to Section 4(a) of the Nexstar Amendment) shall have been satisfied in a manner reasonably satisfactory to the Administrative Agent of such credit facility.

         Section 5. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the several Banks parties hereto to enter into this Amendment and to grant the consents, waivers and amendments contained herein and in the Nexstar Amendment, each of the Borrowers represents and warrants to the Administrative Agent and the Banks as follows:

         (a) Authorization; No Contravention. The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any Charter Documents of the Borrowers, (ii) conflict with or result in

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any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which any Borrower is a party or its property is subject, or (iii) violate any Requirement of Law.

         (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Amendment.

         (c) No Default. Other than the Cross-Defaults, no Default or Event of Default exists under any of the Loan Documents on the date hereof and, on the Amendment Effective Date, no Default or Event of Default will exist or is reasonably expected to occur under any of the Loan Documents. No Borrower is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Amendment shall not result in any default under any Contractual Obligation of any Borrower in any respect.

         (d) Binding Effect. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Credit Parties that are parties thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

         (e) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, both before and after giving effect to the amendments contemplated in this Amendment, as if such representations and warranties were being made on and as of the Amendment Effective Date.

         Section 6. MISCELLANEOUS

         (a) Ratification of Loan Documents. Except for the specific consents, waivers and amendments expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, the consents set forth in Section 2 of this Amendment and the waivers set forth in Section 3 of this Amendment shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to any other term provision, condition or covenant of the Credit Agreement or other Loan Documents; (ii) to prejudice any right or remedy that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (iii) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to the terms, provisions, conditions and covenants of the Credit Agreement made the subject hereof, other than as specifically set forth herein.

         (b) Fees and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment, the Nexstar Amendment and any other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

         (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (e) Counterparts and Amendment Effective Date. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective when (i) each of the conditions precedent set forth in Section 4 of this Amendment have been satisfied, and (ii) the Administrative Agent has received counterparts of this Amendment executed by the Borrowers, each of the Guarantors, David S. Smith and Banks constituting Majority Banks (the "Amendment Effective Date"), whether or not this Amendment has been executed and delivered by each and every Bank named on the signature pages hereto.

         (f) Affirmation of Guarantees. Notwithstanding that such consent is not required thereunder, the undersigned Guarantors hereby consent to the execution and delivery of this Amendment and Nexstar Amendment and the consummation of the transactions contemplated hereby and thereby and reaffirm their respective obligations under each of their respective Guaranty Agreements, which Guaranty Agreements shall continue in full force and effect notwithstanding the consummation of such transactions.

         (g) Confirmation of Loan Documents and Liens. As a material inducement to the Banks to agree to grant the consents and waivers set forth herein, to amend the Credit Agreement as set forth herein and to enter into the Nexstar Amendment, the Borrowers, the Guarantors and David S. Smith hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents to which they are parties, including, without limitation the Security Documents and the Liens granted under the Security Documents, (ii) agrees that the execution, delivery and performance of this Amendment and the Nexstar Amendment, and the transactions contemplated hereby and thereby, shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledges and agrees that the Liens granted under the Security Documents secure, and after the consummation of the transactions contemplated hereby and by the Nexstar Amendment will continue to secure, payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected, and the performance and observance by the Borrowers and the other Credit Parties of the covenants, agreements and conditions to be performed and observed by each under the Credit Agreement, as amended hereby, and Nexstar Credit Agreement, as amended by the Nexstar Amendment.

         (h) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

                                   BORROWERS:

                                   BASTET BROADCASTING, INC.



                                   By:/s/ Nancie J. Smith
                                      -----------------------------------
                                   Name: Nancie J. Smith
                                   Title: Vice President

                                   MISSION BROADCASTING OF
                                   WICHITA FALLS, INC.


                                   By:/s/ Nancie J. Smith
                                      -----------------------------------
                                   Name: Nancie J. Smith
                                   Title: Vice President

                                   MISSION BROADCASTING OF
                                   JOPLIN, INC.


                                   By:/s/ Nancie J. Smith
                                      -----------------------------------
                                   Name: Nancie J. Smith
                                   Title: Vice President

    [Signature Page to Fourth Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

GUARANTORS (for purposes of Section 6(f) and Section 6(g) hereof):

NEXSTAR BROADCASTING GROUP, L.L.C.
NEXSTAR FINANCE, L.L.C.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, INC.
NEXSTAR BROADCASTING OF JOPLIN, INC.
NEXSTAR BROADCASTING OF ERIE, INC.
KBTV BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF BEAUMONT/PORT
 ARTHUR, INC.)
KFDX BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF WICHITA FALLS, INC.) NEXSTAR BROADCASTING OF ROCHESTER, INC.
KTAB BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF ABILENE, INC.)
ERC HOLDINGS, INC.
NEXSTAR MIDWEST HOLDINGS, INC.
NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
NEXSTAR BROADCASTING OF PEORIA, INC.
KMID BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF MIDLAND-ODESSA, INC.) KTAL BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF LOUISIANA, INC.) NEXSTAR FINANCE HOLDINGS, L.L.C.
NEXSTAR FINANCE HOLDINGS II, L.L.C.
NEXSTAR FINANCE HOLDINGS, INC.
NEXSTAR BROADCASTING OF ABILENE, L.L.C.
NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
ENTERTAINMENT REALTY CORPORATION
NEXSTAR BROADCASTING OF ERIE, L.L.C.
NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
NEXSTAR BROADCASTING OF THE MIDWEST, INC.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
NEXSTAR FINANCE, INC.
NEXSTAR BROADCASTING OF PEORIA, L.L.C.
NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.


By:/s/ Shirley Green
   --------------------------------------------------
Title: Secretary of each of the
       above-named entities


    [Signature Page to Fourth Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

DAVID S. SMITH (for purposes of Section 6(g) hereof):


/s/ David S. Smith
---------------------------------------------------
DAVID S. SMITH

    [Signature Page to Fourth Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                               WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO FIRST UNION NATIONAL BANK)


                               By: /s/ Lawrence P. Sullivan
                                   --------------------------------
                               Name: Lawrence P. Sullivan
                               Title: Vice President


    [Signature Page to Fourth Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                               CIBC INC.


                               By: /s/ Tefta Ghilaga
                                   -------------------------------------------
                               Name: Tefta Ghilaga
                               Title: Executive Director
                               CIBC World Markets Corp. As Agent


    [Signature Page to Fourth Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                               ADMINISTRATIVE AGENT AND BANKS:

                               BANK OF AMERICA, N.A.,
                               as Administrative Agent

                               By: /s/ Steven P. Renwick
                                   -------------------------------------
                               Name: Steven P. Renwick
                               Title: Principal


                               BANK OF AMERICA, N.A.

                               By: /s/ Steven P. Renwick
                                   -------------------------------------
                               Name: Steven P. Renwick
                               Title: Principal

    [Signature Page to Fourth Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                               U.S. BANK NATIONAL ASSOCIATION (SUCCESSOR BY
                               MERGER TO FIRSTAR BANK, N.A.)


                               By: /s/ Michael J. Homeyer
                                   ----------------------------------
                               Name: Michael J. Homeyer
                               Title: Vice President